UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 27, 2006
MOVENTIS CAPITAL, INC.
(Exact name of registrant as specified in its charter)
Delaware	0-29285	52-2058364
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1959-152nd. Street - Suite 304 - White Rock, BC V4A-9P3
(Address of principal executive offices & zip code)

Registrant's telephone number, including area code:  604-535-3900

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 27, 2006 Moventis Capital Inc., issued a news release regarding certain quarterly revenue growth rates of PTL Electronics Ltd., for the First and Second Quarters of FY 2007, a copy of which is filed as Exhibit 99.1 hereto.

Item 7.01 Regulation FD Disclosure.

On November 27, 2006, Moventis Capital, Inc. issued a news release regarding the completion of the acquisition of PTL Electronics Ltd., a copy of which is filed as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits
EX-99.1	News release of Moventis Capital Inc., dated November 27, 2006 regarding the completion of the acquisition of PTL Electronics Ltd.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVENTIS CAPITAL, INC.
Date: November 27, 2006	By:	/s/ Blake Ponuick
Blake Ponuick Chief Executive Officer